FORM 8-K

           SECURITIES AND EXCHANGE COMMISSION
                  Washington D.C. 20549

                     CURRENT REPORT
            Pursuant to Rule 13 or 15d-16 of
           the Securities Exchange Act of 1934

              For the Coupon Period ending
                 	February 21, 2006

     Westpac Securitisation Management Pty Limited,
            in its capacity as trust manager
             of the Series 1999-1G WST Trust



New South Wales           333-64199        98-0181944
---------------           ---------        ----------
State of Incorporation    Commission File  IRS Employer No.
                          Number


 Level 25, 60 Martin Place, Sydney, NSW 2000, Australia
        (Address of principal executive offices)

      Registrant's telephone number

      +612 9229 8131


NOTEHOLDERS REPORT - SERIES 1999-1G WST TRUST

Date of Report - Determination Date  14-Feb-06

Housing Loan Collection Period       10-Nov-05  to  09-Feb-06
                                    (inclusive)     (inclusive)

Days in Collection Period            92

Coupon Period - Class A             21-Nov-05   to  21-Feb-06
                                    (inclusive)     (exclusive)

Days in Coupon Period - Class A      92

Coupon Period - Class B             21-Nov-05   to  21-Feb-06
                                    (inclusive)     (exclusive)

Days in Coupon Period - Class B      92

3 month BBSW at beginning of coupon period        5.6150%
3 Month USD-LIBOR                                 4.3700%

Foreign Exchange Rate   0.6550

Available Income                             2,976,490.05
Total Available Funds                        2,976,490.05
Accrued Interest Adjustment                          0.00
Redraws Made This Period                     6,795,593.11
Redraw Shortfall                                     0.00
Redraw Facility Draw                                 0.00
RFS Issued This Period                               0.00
Trust Expenses                                 102,600.68
Total Payments                               2,083,280.37
Payment Shortfall                                    0.00
Principal Draw This Period                           0.00
Total Principal Draws Outstanding                    0.00
Gross Principal Collections                134,220,178.94
Principal Collections                      127,424,585.83
Excess Available Income                        893,209.67
Excess Collections Distribution                893,209.67
Liquidity Shortfall                                  0.00
Liquidity Net Draw / (Repayment) this period         0.00
Remaining Liquidity Shortfall                        0.00
Liquidation Loss                                     0.00
Principal Charge Offs                                0.00
Prepayment Benefit Shortfall                         0.00
Average Daily Balance for Qtr              117,662,481.43
Subordinated Percentage                           5.6041%
Initial Subordinated Percentage                   2.4400%
Average Quarterly Percentage                      0.0000%

               Principal/100,000     Coupon/100,000
Class A           8,788.8332          102.6438  usd
Class B           2,614.0149           41.1467 (per 10,000)aud

Stated Amount - AUD Equivalent       Percentage   Forex Percentage
Class A                0.00           0.00%       1.00000
Class B                0.00           0.00%
RFS                    0.00                       0.00000
                       0.00           0.00%     100.00000%

Stated Amount - USD                  Bond Factor
Class A               0.00            0.00000
Class B               0.00            0.00000
RFS                   0.00            0.00000     0.0000000
                      0.00

Chargeoffs            0.00         Carryover ChargeOffs      0.00


                                $A

Scheduled principal        $   1,337,616
Unscheduled principal      $ 126,086,970
Principal Collections      $ 127,424,586




Fixed Interest Rate Housing Loan               $ 0.00
Variable Rate Housing Loans                    $ 0.00
                                               $ 0.00


                    DELINQUENCY STATISTICS

                 Collection Period Ended:   09 February 2006

               Number    Current   Instalment     % by      % by
              of Loans   Balance     Amount $    Number   Balance

 Current          0       0.00       0.00         0.00%    0.00%
 1 - 29 Days      0       0.00       0.00         0.00%    0.00%
 30 - 59 Days     0       0.00       0.00         0.00%    0.00%
 60 - 89 Days     0       0.00       0.00         0.00%    0.00%
 150 - 179 Days   0       0.00       0.00         0.00%    0.00%
 180+ Days        0       0.00       0.00         0.00%    0.00

  TOTAL           0       0.00       0.00         0.00%    0.00%


                       SIGNATURES

     Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf, as Trust Manager for the Series 1999-1G WST Trust, by the undersigned, thereunto duly authorized.

                              Westpac Securitisation
                              Management Pty Limited, as
                              Trust Manager for the
                              Series 1999-1G WST
                              Trust,(Registrant)

Dated: 21 February, 2006
By:    /s/ Ramesh Raghuraman

Name:    Ramesh Raghuraman


Title: Trust Manager